SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): July 1, 2003


                      Morgan Stanley ABS Capital II Inc.
                    Morgan Stanley Auto Loan Trust 2003-HB1


                      MORGAN STANLEY ABS CAPITAL II INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                   333-82716                13-3948996
 ----------------------------        ------------          ------------------
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)

                           1585 Broadway, 2nd Floor
                           New York, New York 10036
                   (Address of Principal Executive Offices)
            ------------------------------------------------------
                                  (Zip Code)

         Registrant's telephone number, including area code (212) 761-4000




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Item 5.     Other Events.
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Filing of Computational Materials and Structural and Collateral Term Sheets
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      Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) and Structural and Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the PSA)) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Auto Loan Trust 2003-HB1, Asset Backed Notes (the "Notes").

      The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Notes will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-82716) (the "Registration Statement").

      The Registrant hereby incorporates the Computational Materials and Structural and Collateral Term Sheets by reference in the Registration Statement. The Computational Materials and Structural and Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials and Structural and Collateral Term Sheets. Any statement or information contained in the Computational Materials and Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



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Item 7.  Financial Statements, Pro Forma Financial
---- -   -----------------------------------------

         Information and Exhibits.
         -------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1  Computational Materials and Structural and Collateral Term Sheets

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MORGAN STANLEY ABS CAPITAL II INC.



                              By:  /s/ Peter Chai
                                  ----------------------------------
                                  Name:  Peter Chai
                                  Title:  Vice President



Dated:  July 3, 2003




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Exhibit Index
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Exhibit                                                                   Page
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99.1  Computational Materials and Structural and Collateral Term Sheets     6